Exhibit 10.1

AMENDMENT AND SUPPLEMENTAL FACILITY AGREEMENT

Luxembourg, 16 October 2008

amending and supplementing

a € 25,000,000

CREDIT FACILITY AGREEMENT

dated 15 June 2005

between

ENERSYS HOLDINGS (LUXEMBOURG) S.A R.L.

(the Company)

and

INTESA SAN PAOLO S.p.A.

(the Mandated Lead Arranger, the Facility Agent and the Original Lender)

THIS AMENDMENT AND SUPPLEMENTAL FACILITY AGREEMENT is made in Luxembourg on 16 October 2008

BETWEEN:

(1)	ENERSYS HOLDINGS (LUXEMBOURG) S.à r.l. (the Company);

and

(2)	INTESA SANPAOLO S.p.A. (the Mandated Lead Arranger, the Facility Agent and the Original Lender).

WHEREAS:

(A)	By the Credit Facility Agreement dated 15 June 2005 made between the Company, the Mandated Lead Arranger, the Facility Agent and the Original Lender (the Facility Agreement), the Original Lender made available to the Company a euro credit facility in an aggregate amount up to euro 25,000,000; and

(B)	By this amendment and supplemental facility agreement (the Agreement), the Parties wish to amend and supplement the Facility Agreement.

IT IS AGREED as follows:

Interpretation

(a)	Capitalised terms not otherwise defined in this Agreement have the meanings given to them in the Facility Agreement, unless the context otherwise requires.

(b)	If there is any conflict between the terms of this Agreement and any Finance Document, this Agreement will prevail.

(c)	This Agreement is designated as a Finance Document.

(d)	The deed of acknowledgement of the EnerSys Pledge, that will be executed by the Parties (the Acknowledgement Deed), is designated as a Security Document.

Amendments to the Facility agreement

The Facility Agreement shall be, and shall be deemed to be, amended and supplemented with effect on and from the date on which the conditions precedent at Clause 3 (Conditions Precedent) below are satisfied, so to be in the form attached to this Agreement at Schedule B.

Conditions precedent

This Agreement is subject to the conditions precedent that the Facility Agent has notified to the Company that it has received all of the documents and evidences set out in Schedule A in form and substance reasonably satisfactory to the Facility Agent. If the conditions precedent set out in Schedule A are not satisfied on or before October 27th, 2008, then this Agreement shall terminate and shall have no effect.

Amending agreement

This Agreement does not constitute and shall not be construed as a novation of any of the obligations of any of the Parties under the Facility Agreement and the other Finance Documents.

Security Document

The Parties, by the execution of this Agreement, confirm the continuation of the EnerSys Pledge, also to the effect of article 1232 of the Italian Civil Code, if required.

GUARANTY

(a)	EnerSys, a Delaware corporation, borrower under the EnerSys US Credit Agreement, (EnerSys), will execute the new US Guaranty as of the date hereof whereby it will guarantee all the obligations arising under this Agreement in favour of the Facility Agent, the Mandated Lead Arranger and the Original Lender (the New US Guaranty).

(b)	The Facility Agent, the Mandated Lead Arranger and the Original Lender, as the case may be, irrevocably and unconditionally will release the US Guaranty as of the date hereof.

(c)	For the purpose hereof the Facility Agent, the Mandated Lead Arranger and the Original Lender, as the case may be, undertake to deliver to EnerSys Capital Inc. the original of the US Guaranty within 30 (thirty) Business Days as of the date hereof.

Fees

The Company must pay to the Mandated Lead Arranger an amendment fee in the manner agreed in the Fee Letter dated 16 October 2008 between the Mandated Lead Arranger and the Company.

Governing law

This Agreement is governed by Italian law.

Enforcement

Jurisdiction

(a)	The courts of Milan have exclusive jurisdiction to settle any dispute in connection with any Finance Document.

(b)	Notwithstanding paragraph (a) above, any New York State court or Federal court sitting in the City and County of New York City also has jurisdiction to settle any dispute in connection with any Finance Document (save for a Security Document).

(c)	The courts of Milan and New York are the most appropriate and convenient courts to settle any such dispute and the Company waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with any Finance Document.

(d)	This Clause is for the benefit of the Finance Parties only. To the extent allowed by law, a Finance Party may take:

(i)	proceedings in any other court; and

(ii)	concurrent proceedings in any number of jurisdictions.

Waiver of immunity

The Company irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by a Finance Party against it in relation to this Agreement and to ensure that no such claim is made on its behalf;

(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

Waiver of trial by jury

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH ANY FINANCE DOCUMENT OR ANY TRANSACTION CONTEMPLATED BY ANY FINANCE DOCUMENT. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY COURT.

SIGNATORIES

The Company

ENERSYS HOLDINGS (LUXEMBOURG) S.à r.l.

By:	/s/ MARCEL STEPHANY

The Mandated Lead Arranger

INTESA SANPAOLO S.p.A.

By:	/s/ ALESSANDRO ROTOLI

The Facility Agent

INTESA SANPAOLO S.p.A.

By:	/s/ ALESSANDRO ROTOLI

The Original Lender

INTESA SANPAOLO S.p.A.

By:	/s/ ALESSANDRO ROTOLI